EXHIBIT 10.4






                                 INTERLAND, INC.






                             SUBSCRIPTION AGREEMENT

                                       FOR

                                JEFFREY M. STIBEL




                                                                 July ____, 2005




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                           INSTRUCTIONS TO SUBSCRIBER


I.   Subscription Documents.

     This Subscription Booklet contains the documents needed to subscribe for Common Stock ("Shares") being offered by Interland, Inc. The appropriate documents should be completed in accordance with the following instructions, and the entire Subscription Agreement should be returned.

     A. Subscription Agreement. Sign and date the Agreement.

     B. Registration Rights Agreement. This document, which is attached as Exhibit A to the Subscription Agreement, should be completed and returned.

II.  Payment and Delivery.

     Concurrently with submission of the Subscription Agreement, the purchase price for the Shares should be submitted. A check made payable to Interland, Inc. is acceptable.


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                             SUBSCRIPTION AGREEMENT



Interland, Inc.
303 Peachtree Center Avenue
Suite 500
Atlanta, Georgia  30303
Attention:  Chairman of the Board

Gentlemen:

     You have informed me that Interland, Inc. is a Minnesota corporation (the "Company" or "you") and that the Company has agreed to sell to me 250,000 shares of its Common Stock (the "Shares") at $2.29 per Share (the "Offering").

     1. Subscription.

     Subject  to  the  terms  and  conditions   hereof,  I  hereby  tender  this
Subscription Agreement (the "Agreement") in order to subscribe for the Shares, and you hereby accept such subscription. Simultaneously with the execution and tender of this Agreement, I am providing you a check in the amount of the purchase price for the Shares (the "Purchase Price").

     2. Understandings, Covenants, and Agreements. I understand and agree that:

     (a) The Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state, and the Company is relying on Section 4(2) of, and/or Regulation D promulgated pursuant to, the 1933 Act in offering the Shares. The Company's reliance upon these provisions is based in part upon my representations, warranties, covenants, and agreements contained in this Agreement.

     (b) No representation or promise has been made concerning the marketability or value of the Shares. The economic risk of investment in the Shares must be borne indefinitely by me. The Shares may not be sold, transferred, pledged, or otherwise disposed of, except in compliance with the provisions of this Agreement, and in addition, may not be sold, transferred, pledged or otherwise disposed of, in the absence of an effective registration statement under the 1933 Act, or unless an exemption from such registration is available.

     (c) No agency has made any finding or determination as to the fairness of the Offering for investment nor any recommendation or endorsement of the Shares.

     (d) The certificates representing the Shares will contain a legend stating that they have not been registered under the 1933 Act or any state securities laws, and referring to the above restrictions on transferability and sale. A notation will also be made in the records of the Company so that transfers of


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the Shares will not be effected on the records of the Company without compliance with these restrictions. The legend placed on the certificates will be substantially as follows:

          The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any other jurisdiction, in reliance upon exemptions from the registration requirements of such laws. The shares represented by this Certificate may not be sold or otherwise transferred, nor will an assignee or endorsee hereof be recognized as an owner of the shares by the issuer unless (i) a registration statement under the Securities Act of 1933 and other applicable securities laws with respect to the shares and the transfer shall then be in effect, or (ii) in the opinion of counsel satisfactory to the issuer, the shares are transferred in a transaction which is exempt from the registration requirements of such laws.

     (e) I acknowledge that information (other than SEC filings) provided to me regarding the Company is confidential, and I agree that all the information previously provided to me (other than SEC filings) and in this Subscription Agreement shall be kept in confidence by me; provided, however, that this obligation shall not apply to any such information that (1) is part of the public knowledge or literature and readily accessible at the date hereof; (2) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); or (3) is received from a third party (except a third party who discloses such information in violation of any confidentiality agreement he or she may have with the Company). Further, this obligation does not prohibit my discussion of such information with any counsel, accountant, or other financial advisor solely for the purpose of assisting my analysis and assessment of such information and the Offering.

     3. Representations and Warranties. I hereby represent and warrant to the Company as follows:

     (a) I am an "accredited investor," as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

     (b) (i) I have taxable income and a net worth sufficient to provide for my current needs and possible personal contingencies; I have no need for liquidity of my investment in the Company, (ii) I have such knowledge and experience in financial matters that I am capable of evaluating the relative risks and merits of this investment, and (iii) I am a "sophisticated investor."

     (c) The address set forth below is my true and correct residence, and I have no present intention of becoming a resident of any other country, state or jurisdiction other than the State of Georgia. If I am not a natural person, the address set forth below is my true and correct principal place of business, and I have no present intention of moving my principal place of business to any other country, state or jurisdiction.

     (d) I have made such further inquiry as I have deemed necessary, and I confirm that, to my knowledge, all documents, records, and books pertaining to an investment in the Shares and requested from the Company by me have been made


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available or delivered to me. I hereby acknowledge that, although this Agreement and related documents have been prepared by the law firm of Arnall Golden Gregory LLP, such firm has not performed any "due diligence" with respect to the Offering or reviewed the basis for or accuracy of any representations which may have been made by the Company.

     (e) I have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this investment.

     (f) I understand that the Shares have not been registered under the 1933 Act or any state securities laws and have been offered in reliance on Section 4(2) of, and/or Regulation D promulgated pursuant to, the 1933 Act.

     (g) The Shares for which I am subscribing are being acquired solely for my own account for investment and are not being purchased with a view to or for the resale, distribution, subdivision, or fractionalization thereof, and I agree not to sell, hypothecate, or otherwise dispose of the Shares unless either (i) such Shares have been registered under the 1933 Act and applicable state securities laws; or (ii) in the opinion of counsel acceptable to the Company, an exemption therefrom is available; and a legend to such effect shall be placed upon the Shares. I have no present plans to enter into any contract, undertaking, agreement, or arrangement for the accomplishment of any such resale, distribution, subdivision or fractionalization. In order to induce the Company to accept my Subscription I agree that, so long as the Shares remain registered in my name, and until they are transferred in accordance with this Agreement, the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but me.

     (h) I acknowledge that I am aware of the following:

          (i) The Shares are speculative investments that involve a high degree of risk of loss by me of my entire investment in the Company. I have had a chance to review statements made by Company in its filings with the SEC ("Securities Filings") and in its press releases. Statements in those materials which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company's future financial performance could differ significantly from that set forth in the Securities Filings, and from the expectations or management. Important factors that could cause the Company's financial performance to differ materially and significantly from past results and from those expressed in any forward looking statements include those set forth in the Company's SEC filings, including the "Risk Factors" set forth in the Company's most recent Form 10-K, and subsequent SEC filings (which I have read), and that the risks include its lack of profitable operations, variability in quarterly operating results, and risks associated with acquisitions.

          (ii) There are substantial restrictions on the transferability of the Shares; the Shares will not be, and, except as set forth in the


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     accompanying Registration Rights Agreement (Exhibit A), I have no rights to require that the Shares be registered under the 1933 Act; there may in the future be no significant public market for the Shares; and, accordingly, I may have to hold the Shares indefinitely, and it may not be possible for me to liquidate my investment in the Company.

          (iii) No person or entity, including any broker, the Company, or its agents or employees, has ever represented, guaranteed, or warranted to me, expressly or by implication, (A) the approximate or exact length of time that I will be required to remain as owner of the Shares to which I hereby subscribe; or (B) that the past performance or experience on the part of the Company or any affiliate indicates the predictable results of the ownership of Shares or of the overall business and operations of the Company.

     (i) I am at least 21 years of age.

     (j) I acknowledge that neither the Company nor any person acting on its behalf has offered the Shares to me by means of general or public solicitation or general or public advertising, such as by newspaper or magazine advertisements, by broadcast media, or at any seminar or meeting whose attendees were solicited by such means.

     (k) I acknowledge that there are substantial restrictions on the transfer, sale or assignment of the Shares or any part thereof and the Shares may not be transferred until the transferor has satisfied certain securities and tax laws requirements. Since it is impossible to predict when or if the assets of the Company may be sold, the investment in the Shares is illiquid, and the Shares should be purchased only by an investor who can afford to have his or its investment committed for an indefinite period of time.

     (l) I represent and warrant that I have consulted (to the extent I have deemed appropriate) with my tax advisor(s) concerning the tax consequences of an investment in the Shares.

     (m) I understand and acknowledge that the representations, warranties and covenants contained in this Agreement are being relied upon by the Company as the basis for (i) exemption of the offer and sale of the Shares from the registration requirements of the 1933 Act pursuant to Section 4(2) thereof and/or Regulation D promulgated thereunder; and/or (ii) exemption from registration of the offer and sale of the Shares under state securities laws.

     (n) I agree to resell the Shares only in accordance with the provisions of applicable laws (i) pursuant to registration under the 1933 Act; or (ii) pursuant to an available exemption from registration.

     4. Representations and Warranties of Company. The Company hereby represents and warrants to the Company as follows:

     (a) The Company is a corporation duly organized and validly existing under the laws of the State of Minnesota and is in good standing under such laws. The


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Company has the requisite  corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     (b) The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of this Agreement and the authorization, sale, issuance and delivery of the Shares. This Agreement constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms.

     (c) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of, the Company's Articles of Incorporation or Bylaws, as amended.

     (d) Subject to and in reliance on the truth and accuracy of my representations and warranties set forth in this Agreement, the offer, sale and issuance of the Shares is exempt from the registration requirements of the 1933 Act and any applicable state securities laws and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     (e) The Company has timely filed all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since January 1, 2003 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as the case may be, and the rules and regulations of the SEC promulgated thereunder, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later document filed with the SEC and made publicly available prior to the date of this Agreement, none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company's financial statements included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments and the absence of footnotes). Except as disclosed in financial statements included in the SEC Documents, neither the Company nor any of its subsidiaries (as of the dates thereof had) has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which would reasonably be expected to have a material adverse effect on the business or operations of the Company.



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     5.  Indemnification.  I acknowledge that I understand the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and I hereby agree to indemnify and hold harmless the Company, and each partner thereof, from and against any and all loss, damage, or liability due to or arising out of a breach of any representation or warranty contained in
Section 3 of this Agreement. The Company hereby agrees to indemnify me and hold me harmless from and against any and all loss, damage, or liability due to or arising out of a breach of any representation or warranty of the Company contained in Section 4 of this Agreement.

     6. Transferability. Neither party shall transfer or assign this Agreement, or any of my interest herein, and I further agree that the assignment or transfer of the Shares acquired pursuant hereto shall be made only in accordance with this Agreement.

     7. Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to me at my address set forth below and to the Company at the address set forth on page 2 of this Subscription Agreement

     (b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Georgia.

     (c) This Agreement, taken together with Exhibit A (Registration Rights Agreement), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or modified only by a writing executed by the party to be bound thereby.

     (d) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.




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IN WITNESS WHEREOF, I have executed this Subscription Agreement as an instrument under seal, this 28th_ day of July, 2005.

Number of Shares
subscribed for...........................................................250,000

Total Price of Shares
subscribed for:.........................................................$572,500



                                        ----------------------------------------
                                        Jeffrey M. Stibel

                                        ----------------------------------------
                                        Social Security Number

Residence Address (if an individual):   Business Address:

Jeffrey M. Stibel                       ----------------------------------------
28910 Hampton Place                     ----------------------------------------
Malibu, California  90265               ----------------------------------------




Accepted as to 250,000 Shares:

Interland, Inc.

By:
   -------------------------------------
     Name:
           -----------------------------
     Title:
            ----------------------------
     Date:
           -----------------------------




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                       EXHIBIT A TO SUBSCRIPTION AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT


To:      Jeffrey M. Stibel
         28910 Hampton Place
         Malibu, California   90265
         (Address of "Subscriber")

     1. Demand Registration. Beginning five months from the date hereof, and upon written request by you (assuming you retain at least a majority in interest of the Shares), and assuming Form S-3 is available for such a transaction under the Securities Act of 1933 (the "1933 Act"), the Company will, upon no less than 45 days' notice, file a registration statement on Form S-3 (utilizing Rule 415 to the extent available) to register the sale of the Shares owned by the subscriber identified below and use its best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission as soon as practicable. The Company shall only be required to file one such registration statement.

     2. Expenses of Offering. Without regard to whether the registration statement relating to the proposed sale of the Shares is made effective or the proposed sale of such shares is carried out, the Company shall pay the fees and expenses in connection with any such registration including, without limitation, legal, accounting and printing fees and expenses in connection with such registration statements, the registration filing and examination fees paid under the 1933 Act and state securities laws and any filing fees payable to Nasdaq. Notwithstanding the foregoing, you shall be responsible for the payment of underwriting discounts and commission, if any, applicable transfer taxes and fees and charges of any attorneys or other advisers retained by you.

     3. Registration Procedures and Expenses. If and whenever pursuant to the provisions of this Agreement the Company effects registration of Shares under the Act of 1933 and state securities laws, the Company shall:

     (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

     (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish to you such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares that are included in such registration; and

     (d) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the underwriters shall reasonably request, and do any and all other acts and things which may be necessary or advisable (in the sole opinion of the Company) to enable the stockholders offering such securities to consummate the disposition thereof; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdictions where it is not now so subject.

     4. Limitation on Obligations to Register; Grant of "Piggyback" Rights. Anything in this Agreement to the contrary notwithstanding:

     (a) The Company shall not be obligated pursuant to Section 1. to effect or maintain any registration if all Shares proposed to be sold may then be sold under Rule 144 in one transaction without exceeding the volume limitations thereunder.

     (b) The Company may defer the filing ("Filing") of any registration statement or suspend the use of a prospectus under a currently effective registration statement under Section 1. at its good faith discretion for good cause. For example, the Company may defer the filing ("Filing") if (i) the Company is engaged in active negotiations with respect to the acquisition of a "significant subsidiary" as defined in Regulation S-X promulgated by the SEC under the Securities Exchange Act of 1934, as amended ("Exchange Act") and the 1933 Act which would in the opinion of counsel for the Company be required to be disclosed in the Filing; or (ii) in the opinion of counsel for the Company, the Filing would require the inclusion therein of certified financial statements other than those in respect of the Company's most recently ended full fiscal year and any preceding full fiscal year, and the Company may then, at its option, delay the imposition of its obligations pursuant to Section 1. hereof until the earlier of (A) the conclusion or termination of such negotiations, or the date of availability of such certified financial statements, whichever is applicable, or (B) 120 days from the date of the registration request (which period may be extended for up to two additional, consecutive 90-day periods at the written election of Company delivered, prior to the expiration of the deferred period, to you). In the event the Company has deferred a requested Filing pursuant to the preceding paragraph such deferral period shall end immediately if the Company determines to register shares for resale by any other stockholder of the Company.

     (c) In the event the Company undertakes any public offering of its securities for cash for its own account or the account of others, the Company shall provide you (assuming subscriber retains at least a majority of the Shares) and up to five of your permitted assigns (subscriber and each such assignee: "Stockholders") with at least twenty days prior written notice of the filing of the registration statement and shall provide the Stockholders with customary "piggyback" rights, subject to (i) the right of the managing underwriters to object to including such shares (provided that if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall include in such offering (A) first, all the securities the Company proposes to register for its own account, and (B) second, Stockholder's Shares and other shares of Common Stock of the Company requested to be included by other investors having written registration rights agreements with the Company respecting such shares, with Holder and each such investor proposing to sell such shares participating in


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

such registration on a pro rata basis), and (iii) the condition that each requesting Stockholder shall cooperate in the registration process in all material respects, including execution by such Stockholder of the underwriting agreement (if applicable) and related stockholder lock-up agreement agreed to by the Company, all the other investors participating in the offering and the underwriters (if applicable).

     (d) The Company may amend any registration statement to withdraw registration of any selling Stockholder's Shares if such Stockholder shall fail or refuse to cooperate in full and in a timely manner with all reasonable requests relating to such registration and the public offering generally made by the Company, the underwriters (if any), their respective counsel and the Company's auditors.

     5. Indemnification

     (a) With respect to any registration statement relating to any Shares sold by each Stockholder, such Stockholder will indemnify the Company and each person, if any, who controls the Company within the meaning of the "1933 Act," in writing, in form and substance acceptable to counsel for the Company, against any and all expenses, claims, damages or liabilities to which the Company may become subject under the 1933 Act, the Exchange Act of 1934 (the "Exchange Act"), as amended, or otherwise, insofar as such expenses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, registration statement, final prospectus or any amendment or supplement thereto, or any filing made pursuant to the Exchange Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements contained therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by that Stockholder expressly for use in the preparation thereof. Furthermore, each Stockholder will indemnify the Company for the failure by such Stockholder, or its agent, to delivery any prospectus required to be delivered in connection with the sale by such Stockholder of any Shares.

     (b) With respect to any registration statement relating to any Shares held by a Stockholder, the Company will indemnify each Stockholder, each underwriter of the Shares, and each person, if any, who controls a Stockholder or any such underwriter within the meaning of the Securities Act, against all expenses,
claims,   damages  or  liabilities  to  which  either   Stockholder,   any  such
underwriter,  or any such  controlling  person  may  become  subject,  under the
Securities Act, the Exchange Act, applicable state securities laws, or otherwise, insofar as such expenses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, registration statement, final prospectus or any amendment or supplement thereto, or any filing under the Exchange Act, or arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by a Stockholder expressly for use in the preparation thereof; and (y) the Company shall not be liable to any underwriter or any controlling person of such underwriter in any such case to the extent that such expenses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon


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

and in conformity with written information furnished to the Company by such underwriter expressly for use in the preparation thereof. Any such underwriter, as a condition to obtaining the indemnity agreement referred to in this Section shall be required to indemnify the Company on the same terms as provided in
Section 5(a) in the case of the Stockholders in respect of the written information furnished by such underwriter which is referred to in clause (y) of this Section 5(b).

     6. Rule 144. The Company will use its commercially reasonable best efforts to take such action as may be necessary to ensure that the requirements of Rule 144(c) under the 1933 Act are satisfied so as to enable you to offer or sell the shares pursuant to Rule 144, subject to compliance with the provisions of paragraphs (d) through (h), or (k), of Rule 144.

     7. Cooperation. The Company will cooperate with you in good faith by promptly processing requests for confirmation of compliance with Rule 144 by Subscriber, and requests for removal of restrictive legends and stop transfer orders, as permitted by applicable law.

SUBSCRIBER:                             COMPANY:

                                        Interland, Inc.

                                        By:
----------------------------------            ----------------------------------
Name:     Jeffrey M. Stibel             Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
Date:     July 28, 2005                 Date:
                                              ----------------------------------




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